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                                                                      EXHIBIT 99

                             STATEMENT PURSUANT TO
                             18 U.S.C. SECTION 1350
                                 AS REQUIRED BY
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Sylvan Inc. (the "Company") on Form 10-K for the period ended Decemeber 29, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned hereby certify that to the best of our knowledge:

    1. The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934;

    2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  March 27, 2003                     /s/ DENNIS C. ZENSEN
      ---------------------          -----------------------------------
                                               Dennis C. Zensen
                                               Chairman, President and Chief
                                               Executive Officer

Dated:  March 27, 2003                     /s/ DONALD A. SMITH
      ---------------------          -----------------------------------
                                               Donald A. Smith
                                               Chief Financial Officer


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